EXHIBIT 99.3












                 Consolidated Financial Statements

                       WorldWay Corporation

             Twenty-Four Weeks ended June 17, 1995 and
                          June 18, 1994

                             WORLDWAY CORPORATION
                 CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
      Twelve and Twenty-four Weeks Ended June 17, 1995 and June 18, 1994
                                  (Unaudited)


                                                                   (Dollars in Thousands, except share data)
                                                                Twelve Weeks Ended       Twenty-four Weeks Ended
                                                               --------------------      -----------------------
                                                               June 17,    June 18,        June 17,    June 18,
                                                                  1995        1994            1995        1994
                                                               --------------------        --------------------
Operating revenue                                              $182,823    $263,203        $374,160    $455,833
                                                               --------------------        --------------------
Operating expenses:
  Employee compensation                                         119,370     148,916         241,293     271,607
  Purchased transportation                                       27,529      39,428          54,220      62,068
  Fuel and fuel taxes                                             9,530      11,728          19,686      22,399
  Tires, repair parts and other operating supplies               10,369      10,945          20,770      20,576
  Depreciation and amortization                                   7,760       8,080          15,688      16,189
  Insurance premiums and claims                                   5,424       7,351          11,199      12,957
  Communications and utilities                                    2,747       2,906           5,603       5,647
  Operating taxes and licenses                                    2,810       2,877           5,674       5,638
  Equipment and building rents                                    1,661       1,303           2,991       2,535
  Gain on disposition of operating assets                        (1,149)        (97)         (5,485)       (148)
  General supplies and expenses                                  11,781      10,792          22,227      19,313
                                                               --------------------        --------------------
    Total operating expenses                                    197,832     244,229         393,866     438,781
                                                               --------------------        --------------------
Earnings from operations                                        (15,009)     18,974         (19,706)     17,052
Interest and other expense, net                                   2,891       2,933           5,550       5,336
                                                               --------------------        --------------------
Earnings (Loss) before income taxes                             (17,900)     16,041         (25,256)     11,716
Income tax (benefit)                                             (6,537)      6,401          (9,047)      4,994
                                                               --------------------        --------------------
Net earnings (loss) before cumulative effect of change in
  accounting principle                                          (11,363)      9,640         (16,209)      6,722
Cumulative effect of change in accounting principle                 -           -               -        (1,222)
                                                               --------------------        --------------------
Net earnings (loss)                                            ($11,363)     $9,640        ($16,209)     $5,500
                                                               ====================        ====================


Earnings (Loss) per share before cumulative
  effect of change in accounting principle                       ($1.73)      $1.46          ($2.47)      $1.02
Cumulative effect of change in
  accounting principle                                              -           -               -        ($0.19)
Earnings (Loss) per share                                        ($1.73)      $1.46          ($2.47)      $0.83
Average common stock and common stock
  equivalent shares outstanding                               6,564,710   6,561,672       6,569,466   6,561,672

Cash dividends per common share                                   $0.00       $0.00           $0.00       $0.00

                             WORLDWAY CORPORATION
                          CONSOLIDATED BALANCE SHEETS

                            (Dollars in Thousands)

                                                                 (Unaudited)     (Audited)

                                                                   June 17,     December 31,
                                                                     1995           1994
                                                                  -------------------------
Assets
-------

Current assets:
  Cash                                                              $  1,837         $4,710
  Temporary investments                                                2,150          5,011
  Investments restricted under letter of credit arrangements
    (at cost, which approximates market)                               1,249          1,383
  Customer and interline receivables, net                             19,998         16,924
  Customer receivables held by trust, net                             24,878         38,782
  Other receivables, net                                              17,725         13,260
  Reinsurance balances receivable                                     10,729         12,149
  Prepayments -
    Tires on equipment in use                                         12,635         12,869
    Other                                                             12,978          6,871
  Inventories of operating supplies                                    2,040          2,882
                                                                    -----------------------
      Total current assets                                           106,219        114,841
                                                                    -----------------------

Plant and equipment, at cost:
  Revenue and service equipment                                      251,026        260,378
  Land and structures                                                165,036        180,706
  Other equipment                                                     66,408         63,947
  Leasehold improvements                                               2,319          2,048
                                                                    -----------------------
                                                                     484,789        507,079
  Less - accumulated depreciation and amortization                  (266,774)      (275,145)
                                                                    -----------------------
  Net plant and equipment                                            218,015        231,934
                                                                    -----------------------
  Investments restricted under letter of credit arrangements
    (at cost, which approximates market)                               7,675          8,492
 Other assets                                                         16,167         15,047
                                                                    -----------------------
                                                                    $348,076       $370,314
                                                                    =======================

                             WORLDWAY CORPORATION
                          CONSOLIDATED BALANCE SHEETS

                            (Dollars in Thousands)

                                                                   (Unaudited)   (Audited)

                                                                     June 17,   December 31,
                                                                        1995       1994
                                                                    -----------------------
Liabilities and Stockholders' Equity
------------------------------------

Current liabilities:
  Accounts payable                                                  $ 35,190       $ 34,525
  Accrued wages, salaries and vacation pay                            37,289         36,114
  Claims and insurance accruals                                       24,735         31,860
  Income taxes
    Current                                                           (7,978)         1,439
    Deferred                                                               0           -
  Other payables and accrued expenses                                 13,177         13,779
  Current maturities of long-term debt                                 3,448          3,206
                                                                    -----------------------
    Total current liabilities                                        105,861        120,923
                                                                    -----------------------
Long-term debt:
  6 1/4% Convertible Subordinated Debentures, due 2011                49,994         49,994
  Other long-term debt                                                19,669         18,283
                                                                    -----------------------
    Total long-term debt                                              69,663         68,277
                                                                    -----------------------
Reserves and Deferred Credits:
  Income taxes                                                        17,656         17,779
  Other deferred liabilities                                           8,557          7,813
  Insurance claims                                                    34,246         27,176
                                                                    -----------------------
    Total reserves and deferred credits                               60,459         52,768
                                                                    -----------------------

Stockholders' equity:
  Preferred stock, $100 par value, 4% cumulative, authorized
    25,000 shares, outstanding 22,112 shares                           2,211          2,211
  Common stock, $.50 par value, authorized 20,000,000
    shares, outstanding 6,561,672 in 1995 and 1994                     3,281          3,281
  Paid-in capital                                                     44,393         44,393
  Retained earnings                                                   62,208         78,461
                                                                    -----------------------
    Total stockholders' equity                                       112,093        128,346
                                                                    -----------------------
                                                                    $348,076       $370,314
                                                                    =======================

                             WORLDWAY CORPORATION
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
        For the Twenty-four Weeks Ended June 17, 1995 and June 18, 1994
                                  (Unaudited)

                                                                     (Dollars in Thousands)
                                                                     Twenty-four Weeks Ended
                                                                     -----------------------
                                                                       June 17,    June 18,
                                                                          1995        1994
                                                                      --------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net earnings (loss)                                                 ($16,209)   $  5,500
  Noncash items included in income:
    Depreciation and amortization                                       15,688      16,189
    Deferred income taxes                                                 (123)     (5,919)
  (Increase) Decrease in customer and interline receivables             10,830     (29,996)
  Increase (Decrease) in accounts payable                                  665      18,552
  Increase (Decrease) in claims payable and insurance accruals             (54)      7,489
  Net increase (decrease) in other working capital items               (15,537)     14,965
  Other, net                                                            (6,141)     (4,068)
                                                                      --------------------
       Net cash provided by (used for) operating activities            (10,881)     22,712
                                                                      --------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Acquisition of plant and equipment:
    Revenue and service equipment                                      (10,069)     (5,259)
    Land and structures                                                 (2,079)     (1,072)
    Other equipment and leasehold improvements                          (3,429)     (1,343)
  Proceeds from disposal of plant and equipment                         20,389       1,469
                                                                      --------------------
       Net cash used for investing activities                            4,812      (6,205)
                                                                      --------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of long-term debt                               1,666          15
  Repayment of long-term debt                                           (2,537)     (4,112)
  Net proceeds from (repayments of) revolving credit agreement           2,500           -
  Common stock issued                                                        -           -
  Dividends on common and preferred stock                                  (44)        (44)
                                                                      --------------------
       Net cash provided by financing activities                         1,585      (4,141)
                                                                      --------------------

NET INCREASE IN CASH AND TEMPORARY INVESTMENTS                          (4,484)     12,366

CASH AND TEMPORARY INVESTMENTS AT BEGINNING OF YEAR                      9,721       6,502
                                                                      --------------------
CASH AND TEMPORARY INVESTMENTS AT END OF QUARTER                      $  5,237    $ 18,868
                                                                      ====================

                              WORLDWAY CORPORATION
              NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


The accompanying consolidated condensed financial statements contain all adjustments and eliminations which, in the opinion of management, are necessary to present fairly the results of operations for the twelve and twenty-four weeks ended June 17, 1995 and June 18, 1994, the financial position as of June 17, 1995 and December 31, 1994, and the cash flows for the twenty-four weeks ended June 17, 1995 and June 18, 1994.

During the first quarter of 1994, the Securities and Exchange Commission issued a new directive to publicly held corporations regarding the discount rates used on reserves reported in the liabilities section of their balance sheets. This directive requires that the discount rates used to reduce these obligations to their present value be stated at a "risk free" rate. The effect of this change is to reduce the discount rates used in computing the reserves on the consolidated balance sheet of WorldWay Corporation from 7% to risk free rates. The effect of this change is shown as a change in accounting principle of $1,222,000 on the consolidated statement of earnings.